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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



     Date of report (Date of earliest event reported) November 20, 1996
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                                  SPSS Inc.
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           (Exact Name of Registrant as Specified in Its Charter)


         Delaware               33-64732               36-2815480
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(State or Other Jurisdiction    (Commission                (I.R.S. Employer
     of Incorporation)         File Number)                Identification No.)

         444 N. Michigan Ave, Chicago, Illinois                  60611
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         (Address of Principal Executive Offices)           (Zip Code)

                                (312) 329-2400
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              (Registrant's Telephone Number, Including Area Code)

                               Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS

     On November 20, 1996, SPSS Inc. ("SPSS" or the "Registrant") acquired the outstanding shares of capital stock of Jandel Corporation, a California corporation ("Jandel"), from the shareholders of Jandel (the "Shareholders"), for SPSS common stock, $.01 par value per share (the "Common Stock"), valued at approximately $9.0 million (or such lower figure as is obtained by subtracting the amount to be paid to any dissenting Shareholders) less the expenses of Jandel in respect of the transaction (the "Purchase Price"), in a merger accounted for as a pooling of interests. Pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated October 30, 1996, among SPSS, SPSS Acquisition, Inc., a wholly-owned subsidiary of SPSS ("Acquisition") and Jandel, Acquisition was merged into Jandel, with Jandel as the surviving corporation. Jandel is a privately-held developer and marketer of graphical and statistical software products used mainly in scientific applications. SPSS will continue to operate the Jandel business from the Jandel offices in San Rafael, California.

     The approximately $9.0 million purchase price was established through
negotiations between SPSS and Jandel.   The number of shares of SPSS Common
Stock issued in the merger was determined by dividing the Purchase Price by the average closing market price of SPSS Common Stock, as reported on the Nasdaq National Market, for the trading days between June 3, 1996 and November 14, 1996 ($25.49306).

     Other than the transaction included in, or contemplated by the Merger Agreement, there are no material relationships between Jandel and the Registrant or the Registrant's affiliates, or any director or officer of the Registrant, or any associate of any such director or officer.

     The foregoing description of the acquisition is qualified in its entirety by reference to the Merger Agreement filed as Annex A to the Company's Registration Statement on Form S-4, filed on November 1, 1996, as amended on November 7, 1996 (Registration No. 333-15427) (the "S-4 Registration Statement"). Other information required by this Item is included in the S-4 Registration Statement and is omitted from this report pursuant to Instruction
B.3 to Form 8-K.


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ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     Pursuant to instruction B.3 to Form 8-K, the information required by this Item has been omitted because it was previously reported in the S-4 Registration Statement.


     The Registrant agrees to furnish supplementally a copy of any omitted schedule to the Merger Agreement to the Securities and Exchange Commission upon request.



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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SPSS Inc.






Date: December 3, 1996            By:   /s/ Robert Brinkmann
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                                            Robert Brinkmann
                                            Controller


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